Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 12. COMMITMENTS AND CONTINGENCIES

During 2007, we entered into an agreement which grants Chateau, the entity from whom we purchased the Mesquite Lake plant, the non-exclusive right to represent us in the location and development of renewable energy projects. In exchange for a quarterly fee of $98,000, Chateau was responsible for locating, analyzing and delineating the business viability, as well as providing an adequate development strategy for these projects. We paid the first quarterly payment of $98,000 during June 2007, and these payments were scheduled to continue each quarter until the final payment in March 31, 2012. During the fourth quarter of 2008, we suspended all payments to Chateau pending resolution of a dispute regarding the validity of certain air permits that were in place at Mesquite Lake at the date of our acquisition. On May 4, 2010, we received a release from all consulting fee obligations pertaining to the agreement to purchase the Mesquite Lake facility. We reduced selling, general, and administrative expenses by $686,000 for the year ended December 31, 2010 as a result of reversing liabilities previously accrued pursuant to the agreement. We are no longer obligated for the remaining $784,000 in fees which would have been previously due under this agreement.

In association with our purchase of the Port Sutton lease option, we agreed to issue restricted shares to the Seller worth $2 million, subject to a floor price of $14.25 and ceiling of $25. These shares were to be issued the sooner of 18 months from the October 2008 close date or upon the first biodiesel production or storage at the site. Accordingly, we were to issue 140,351 shares related to this acquisition. These shares are included in shares outstanding at December 31, 2011 and we anticipate to release these shares in April 2012.

We recently entered into a definitive agreement to acquire approximately 5 surface acres, including an existing well, located in West Virginia where we will develop a commercial water service facility. The acquisition will close in two phases where the first closing occurred on December 15, 2011 and the second closing will be upon the well commencing commercial operations. Upon the second closing we will be required to pay cash of approximately $94,000 plus an additional approximately $94,000 in unregistered shares of our common stock and approximately $94,000 in unregistered shares of our Series C Preferred Stock. No amounts have been accrued as this obligation is conditional upon the well commencing operations as a commercial disposal well.

Bioversel

Bioversel brought suit against the Company on September 24, 2008, alleging that the Company has repudiated its biodiesel tolling agreement, as amended with the plaintiff. The plaintiff alleged breach of contract, fraud, and conversion regarding defendant's ability to process feedstock into biodiesel under the contract. The Company filed a countersuit against Bioversel, Inc. for failure to make payments to defendant under the contract.

On October 11, 2011, the Court dismissed all claims against the Company under this lawsuit, with no right to appeal on the part of the Plaintiff.

Crown Engineering

Crown Engineering and Construction brought suit against GreenHunter Energy, Inc. on April 1, 2009 alleging that we breached our contract for services to refurbish our biomass plant in California. On January 18, 2010, a settlement was reached in the lawsuit with Crown Engineering for a cash payment of $1.8 million.

On October 29, 2010, pursuant to a bankruptcy court order, the bankruptcy trustee, on behalf of Crown Engineering and GreenHunter Energy entered into an executed mutual release of all claims each had against the other pending in any state court or other appropriate jurisdiction, including the release in full of the mechanics lien filed by Crown Engineering against the property and any indemnification obligations to the other. The difference between the settlement amount and the original claim was recognized as forgiveness of trade payable and other income for the year ended December 31, 2010.

As a result of the final settlement with Crown, approximately $1.6 million accrued in unsettled claims due to subcontractors were written off in October 2010 to forgiveness of trade payable.

Series A Debenture Holders, et al.

On or about June 29, 2007, GreenHunter issued a Private Placement Memorandum to potential investors for 10% Series A Secured Redeemable Debentures. The plaintiffs allege that the defendants fraudulently made representations to the plaintiffs that the debentures were collaterally backed by the biodiesel refinery, when in fact the only collateral for the Debentures was security in GreenHunter’s previously wholly owned subsidiary, GreenHunter BioFuels, Inc.

Plaintiffs refiled an arbitration case for this matter to be heard in Houston, Texas. The parties have since conducted a preliminary hearing. There will be no discovery conducted between the parties. This claim was settled during the year ended December 31, 2011, and GreenHunter’s insurance carrier has been covering the costs of the settlement.

NOTE 9. COMMITMENTS AND CONTINGENCIES

On March 29, 2012, GreenHunter Water, LLC, entered into a five year commercial lease agreement for an existing truck and barge transloading and water storage facility located in Washington County, Ohio. The facility is located on approximately 10 acres of land and contains 70,000 barrels (BBL) of functional bulk liquids storage tank capacity, a barge transloading station, a covered loading station with multiple truck servicing bays and office space. The lease commitment is for five years with monthly payments of $8,000 for the first year, $10,000 for the second year and $12,000 for years three through five of the lease. Additionally, we are required to pay additional $0.04 per barrel for all wastewater delivered for and stored on the leased premises.

ABB, Inc. vs. GreenHunter Energy, Inc. In the Superior Court of California, County of Imperial, Case No. ECU07002.

ABB, Inc. was a subcontractor to Crown Engineering for certain construction work performed at our Mesquite Lake plant in Imperial County, California. GreenHunter Energy, Inc. only had a construction contract directly with Crown Engineering and not with any of its subcontractors. On or about January 18, 2010, GreenHunter entered into a settlement agreement with Crown Engineering settling any disputes between the parties regarding the work done at our Mesquite Lake plant. Green Hunter performed all of its obligations under the settlement agreement. Plaintiff is attempting to enforce payment of its claim, approximately $327,555 by asserting it is a third party beneficiary under the Company’s settlement agreement with Crown Engineering.

GreenHunter will challenge the complaint by way of a demurrer, challenging the Plaintiff’s right to claim it is an intended beneficiary of the settlement agreement. We believe the plaintiff’s claims are wholly without merit and accordingly have not recorded a liability for this matter.